Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX

Supplement dated July 8, 2021

to the Prospectus dated March 1, 2021

Effective August 6, 2021, the following replaces the “Fees and Expenses of the Fund” portion of the “Miller Convertible Bond Fund – Fund Summary” section on page 1 of the Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 28 of the Fund’s Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None(1)	1.00%(2)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.50%	2.00%	1.00%
(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $250,000 or more (see “How to Purchase Shares” below) on Class A shares sold within the first 18 months of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of the Fund’s dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including money market funds.

In addition, the paragraphs entitled “Class C Shares” a subsection of the section entitled “How to Purchase Shares” on page 30 of the Prospectus has been replaced with the following:

Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. In connection with this advance, for the first year following purchase, the Fund’s Distributor will receive the distribution and/or shareholder service fees pertaining to such Class C shares and will utilize these amounts received to pay Fund related expenses that the Adviser would otherwise have to pay. For Class C shares held for over a year, the Fund’s Distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Effective August 6, 2021, the Class C shares of the Fund owned by a shareholders for 8 years will automatically convert to Class A shares, thus reducing the future annual expenses (Class A shares have a 12b-1 fee of 0.50% versus 1.00% for Class C shares). Conversions will occur during the month of, or the month following, the 8-year anniversary of the share purchase date. The automatic conversion will be based on the relative NAVs of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold the shares in an omnibus account and do not track participant level share lot aging to facilitate a conversion.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-441-4434.

Please retain this Supplement for future reference.